                               HYPOTHEC AGREEMENT

                                 BY AND BETWEEN

                       BUSINESS DEVELOPMENT BANK OF CANADA

                                       AND

                             BIO SYNTECH CANADA INC.

                                  June 26, 2002

                                TABLE OF CONTENTS

                                      * * *

                               HYPOTHEC AGREEMENT

THIS AGREEMENT is made and entered into this June 26 th day of June, 2002.

BY AND BETWEEN:               BUSINESS   DEVELOPMENT  BANK  OF  CANADA,  a  bank
                              corporation  continuing  as a body  corporate  the
                              Federal Business  Development Bank under an Act of
                              the Parliament of Canada,  42-43-44  Elizabeth II,
                              (1994-1995),  sanctioned on July 13, 1995,  having
                              its head office in the city of  Montreal,  5 Place
                              Ville-Marie,  suite  1450,  H3B 5E7,  Province  of
                              Quebec,  herein acting and  represented  by Robert
                              Lapalme,  its Assistant V-P,  Operations,  Venture
                              Capital,  hereunto  duly  authorized by resolution
                              passed on July 18, 1996,  himself  represented  by
                              Nick  Photiades  under a power of  attorney  under
                              private signature,  on the 20th of June, 2002, the
                              said resolution and the said power of attorney are
                              annexed  to  the  original  of the  minute,  after
                              having  been  acknowledged  as true and signed for
                              identification by the  representative  with and in
                              the presence of the undersigned notary;

                              (hereinafter referred to as:  "BDC")

AND:                          BIO   SYNTECH    CANADA   INC.,   a    corporation
                              incorporated    under    the    Canada    Business
                              Corporations Act and having its head office at 475
                              Armand-Frappier  Blvd., Laval, Province of Quebec,
                              H7V 4B3;

                              (hereinafter referred to as:  the "Debtor")

                                    PREAMBLE
                                    --------

In  consideration  of the above  premises and  covenants and  agreements  herein contained, the Parties hereto declare and agree as follows:

1.          THE INDEBTEDNESS
            ----------------

1.1         BDC has  granted to the  Debtor a loan in the amount of two  million five hundred  thousand dollars  ($2,500,000)  under a loan agreement
            (the "Loan  Agreement")  dated the June 26,  2002.  Copy of the Loan

                                      -2-

            Agreement  is attached  hereto as Schedule  1.1 to have effect as if stated at length.

1.2         This loan bears  interest and is repayable at the interest  rate and in accordance with the terms set forth in the Loan  Agreement.  This
            Loan Agreement and all future  modifications or amendments  thereto, are  hereafter  referred to as the "Loan".  All sums owing and to be owed by the Debtor as a result of the Loan, in  principal,  interest and otherwise, are hereinafter referred to as the "Indebtedness".

2.          HYPOTHEC
            --------

2.1         To secure the payment of the Indebtedness and the performance of its obligations  under the  present  Hypothec as well as under the Loan, the  Debtor  hypothecates  and  creates a security  interest  in the following property (the "Hypothecated  Property") for the sum of two million five hundred thousand  Canadian dollars  ($2,500,000),  with interest  at the rate of ten  percent  (10%) per  annum,  compounded monthly, from the date thereof (the "Hypothec"):

                      Description of Hypothecated Property
                      ------------------------------------

            The  Hypothec  constitutes  a hypothec  on the  universality  of the present and future  movable and  immovable  property,  corporeal  or incorporeal  wherever  situated,  of the Debtor,  including  without limitation:

            2.1.1       Intangibles

            All  intangible   property   including   without   limitation,   all
            contractual  rights and insurance claims,  trademarks,  trade names, goodwill,  copyrights and other  industrial  property of the Debtor, excluding  patents  (hereinafter  collectively  referred  to as  the
            "Intangibles");

            2.1.2       Equipment

            All tools, machinery,  equipment,  furniture,  plants, fixtures, and other  tangible  personal  property,  vehicles and fixed goods other than Inventory (as hereinafter defined) (hereinafter,  together with the items listed in Schedule  2.1,  collectively  referred to as the
            "Equipment");

                                      -3-

            2.1.3       Inventory

            All movable property now or hereafter  forming part of the inventory of the  Debtor's of whatever  kind and wherever  located,  including without limitation all raw material, work in process, finished goods whether for sale,  lease or resale,  or furnished or to be furnished under  contracts  for service or used or consumed in the business of
            the   Debtor   (hereinafter   collectively   referred   to  as   the
            "Inventory");

            The Hypothec  also  constitutes  a hypothec on the  specific  tools,
            machinery,   equipment,   furniture,  plants,  fixtures,  and  other
            tangible personal  property,  vehicles and fixed goods identified in
            Schedule 2.1.

2.2         The following property constitutes  "Hypothecated  Property" and, to the extent that it is not already  included  in the  description  in
            Section 2.1 above,  is also  charged by the  Hypothec  and  security interest constituted hereunder;  therefore,  the terms "Hypothecated
            Property" also include the following property:

            2.2.1       the proceeds of any sale, lease or other  disposition of
                        the   property   described  in  Section  2.1,  any  debt
                        resulting from such sale, lease or other disposition, as
                        well  as  any   property   acquired   to   replace   the
                        Hypothecated Property;

            2.2.2       any  insurance  or  expropriation  proceeds  payable  in
                        respect of the Hypothecated Property;

            2.2.3       the principal and income of the Hypothecated Property as
                        well  as  any  rights   attached  to  the   Hypothecated
                        Property;

            2.2.4       where the  property  described  in Section 2.1  includes
                        shares or  securities,  all other shares and  securities
                        issued in replacement of these shares or securities; and

            2.2.5       all deeds, documents,  registers,  invoices and books of
                        account  evidencing  the mortgaged  property or relating
                        thereto.

3.          ADDITIONAL HYPOTHEC
            -------------------

            To secure the payment of interest and  expenses not already  secured by the  Hypothec  created  in  Article 2 and to  further  secure the performance of its obligations  hereunder,  the Debtor  hypothecates all of the property  described in Article 2 for an additional amount equal  to  twenty  percent  (20%)  of the  principal  amount  of the
            Hypothec created in Article 2.

4.          DEBTOR'S DECLARATIONS
            ---------------------

            The Debtor represents and warrants the following:

4.1         The Debtor is in compliance  with all applicable  laws,  ordinances, regulations and policies,  the breach of which could have an adverse effect on the  Debtor's  business  or its  ability  to  perform  its

                                      -4-

            obligations   under   the  Loan  and   this   Agreement,   including
            environmental laws and regulations.

4.2         The  Debtor  owns the  Hypothecated  Property  and the  Hypothecated
            Property is free and clear of all real rights, hypothecs or security other than those described in attached Schedule 4.2.

4.3         The  Hypothecated  Property is  situated in the  Province of Quebec, except for the property described in attached Schedule 4.3.

4.4         The Debtor's head or registered  office (or domicile,  if the Debtor is an  individual)  is located at the address  indicated in attached
            Schedule 4.4.

5.          COVENANTS
            ---------

5.1         The Debtor shall inform BDC without  delay of any change to its name or to the  contents  of the  representations  made in  Article 4. He shall  provide  on BDC's  request,  all the  original  documents  to protect BDC's rights.

5.2         The Debtor  shall  pay,  when due,  all  duties,  taxes and  charges relating  to the  Hypothecated  Property,  as well as any debt which could rank prior to the Hypothec and security  interest  constituted hereunder  and shall  provide to BDC, on demand,  evidence  that the payments described herein have been made.

5.3         The  Debtor  shall  insure  the  Hypothecated  Property  and keep it constantly  insured  for its full  insurable  value  against  damage caused by theft,  fire and all other risks  against  which a prudent administrator would insure the Hypothecated  Property. BDC is hereby designated as the beneficiary of the indemnities payable under these policies and the Debtor shall cause such designation to be inscribed in the  policies.  The Debtor shall  provide BDC with a copy of each policy and, at least  thirty  (30) days prior to the  expiration  or cancellation  of a  policy,  a copy of the  renewal  or  replacement thereof. Receipt by BDC of such proceeds, whether or not remitted to or  endorsed  by the  Debtor  shall  not  reduce  BDC's  rights  and privileges unless said proceeds are applied expressly as a reduction of any  outstanding  balance  and shall  not in any case  constitute novation.

5.4         The Debtor shall do all things and sign all documents  necessary for the  Hypothec and security  interest  constituted  hereunder to have full effect and be  perfected  and  constantly  enforceable  against third parties.

5.5         The Debtor shall protect and  adequately  maintain the  Hypothecated
            Property and exercise its activities in such a manner as to preserve its  value.  The  Debtor  shall  fully  comply  with  all  laws  and regulations  applicable  to the operation of its business and to the
            Hypothecated  Property,  including without limitation  environmental laws and regulations.

5.6         The Debtor  shall  keep all  books,  records  and  accounts  which a prudent  administrator  would keep with respect to the  Hypothecated
            Property  and shall  permit BDC to examine  said books  records  and accounts and obtain copies of same.

                                      -5-

5.7         The Debtor  shall keep the  Hypothecated  Property  free of all real rights, hypothecs or security, save those which BDC has consented to in writing.  The Debtor  shall not give  grant,  assume or permit to exist,  any lien,  hypothec,  mortgage,  security  interest or other encumbrance  on any of its assets that are  subject to the  security other than encumbrances agreed to in writing by BDC.

5.8         The Debtor shall not dispose of the  Hypothecated  Property or lease
            same,   including   without   limitation,   the   licensing  of  any
            intellectual   propertyunless   BDC  consents  thereto  in  writing.
            However,  it is agreed that the Debtor may  dispose of  intellectual property as permitted in the Loan  Agreement  without such  consent.
            However,  if not in default hereunder,  the Debtor may sell or lease its  inventory at market  conditions  in the ordinary  course of its business.  Moreover,  if a  disposition  is made without BDC's prior consent,  BDC shall be entitled to demand immediate repayment of the
            Indebtedness, even if it is not yet due.

5.9         The Debtor  shall not change the use,  destination  or nature of the
            Hypothecated  Property nor remove the Hypothecated Property from its present location, unless BDC consents thereto in writing.

5.10        If the Debtor is a corporation, the Debtor shall not amalgamate with another person nor commence dissolution or liquidation  proceedings, without the written consent of BDC.

5.11        Where the  Hypothecated  Property  includes  inventory  and accounts receivable,  the Debtor shall provide BDC quarterly with a statement
            (by  category)  of the  value of its  inventory  (calculated  at the lesser  of  cost  or  market  value)  and a  list  of  its  accounts receivable (indicating their amount and age).

5.12        The  Debtor  shall  provide  BDC  with  all  information  reasonably required  by it to verify if the  Debtor is in  compliance  with the covenants and obligations  contained herein. The Debtor shall inform
            BDC of any fact or event which could  adversely  affect the value of the Hypothecated Property or the financial condition of the Debtor.

5.13        The Debtor shall pay all costs  incurred by BDC with respect to this
            Agreement and to any release relating thereto, including the fees of
            BDC's  legal  counsel  and fees  incurred  in order to render  BDC's rights opposable to third parties.

5.14        On demand,  the Debtor shall pay the amount of any loss  suffered by
            BDC  due to  the  repayment  before  maturity  of the  Indebtedness, whatever  may be the  cause  of such  repayment  (including  where a repayment  is made  further to an event of  default).  The amount of this loss shall form part of the Indebtedness.

5.15        The Debtor shall  reimburse BDC for all costs and expenses  incurred by it to exercise  its rights or to fulfill the  obligations  of the
            Debtor,  with  interest  at the annual rate then  applicable  to the principal  of the  Indebtedness  under the Loan.  The  Hypothec  and

                                      -6-

            security interest granted hereby under Section 2.1 hereof shall also secure the  reimbursement  of said costs and expenses as well as the payment of said interest.

5.16        The Debtor shall at all times pay BDC, at the latter's request,  all judicial  fees,  charges or other  legal  expenses  as well as extra judicial fees in accordance with the tariffs  established  under the
            Bar Act and its ensuing  regulations,  the  expenses  and fees of an agent or  trustee,  or any costs  incurred in the course of ensuring fulfillment of all of the Debtor's obligations hereunder, protecting and  realizing  the  assets  given as  security  for this  Loan,  or appraising the assets during the life of the Loan or in the event of their liquidation.

            In addition,  the Debtor covenants to pay the costs of any appraiser and any environmental  investigator  engaged by the Lender to effect any inspection,  appraisal,  investigation or environmental audit of the  secured  assets  during the life of the Loan or in the event of their liquidation, and the cost of any environmental rehabilitation, removal,  or repair necessary to protect,  preserve or remediate the secured assets,  including any fine or penalty the Lender is obliged to incur by reason of any  statute,  order or direction by competent authority.

6.          ENVIRONMENT
            -----------

            The Debtor represents and agrees that:

            6.1.1       it operates and will  continue to operate in  conformity
                        with all environmental laws and will ensure its staff is
                        trained as required for that purpose;

            6.1.2       its assets  are and will  remain  free of  environmental
                        damage or contamination;

            6.1.3       there has been no complaint, prosecution,  investigation
                        or proceeding  with respect to the Debtor's  business or
                        assets;

            6.1.4       it will advise BDC  immediately  upon becoming  aware of
                        any environmental problem;

            6.1.5       it will  provide BDC with  copies of all  communications
                        with   environmental   officials   and  all  studies  or
                        assessments  prepared for the Debtor and does consent to
                        BDC  contacting  and making  inquiries  of  officials or
                        assessors.

                                      -7-

7.          RIGHTS OF BDC
            -------------

7.1         BDC may inspect or have the  Hypothecated  Property  appraised  from time to time at the Debtor's expense and, for that purpose, shall be permitted access to the premises where the Hypothecated  Property is located and to the Debtor's places of business for that purpose. The
            Debtor  shall  also allow BDC to  examine  and obtain  copies of all
            books  of  account  and  documents   relating  to  the  Hypothecated
            Property.

7.2         BDC may inspect and copy the Debtor's  Books and Records,  either at the Debtor's premises or at the financial  advisor's  premises.  BDC may contact and make inquiries with the Debtor's  lessors as well as environmental  officials,  assessors,  municipal authorities and any taxing body.

            In addition to the reporting  requirements  set out herein,  BDC may require the opinion of an independent qualified auditor.

7.3         BDC may,  without  being  bound to do so,  fulfill any or all of the obligations of the Debtor hereunder.

7.4         The Debtor may collect all debts  forming  part of the  Hypothecated
            Property until BDC withdraws its  authorization  to the Debtor to do
            so. Upon such  withdrawal,  BDC may collect such debts and shall be entitled  to a  reasonable  commission  which it may deduct from any amount collected.

7.5         Where the Hypothecated  Property includes shares or securities,  BDC may,  without being bound to do so, cause itself to be registered as the holder of these  shares or  securities  and  exercise  any right attached  thereto,  including  any  right to vote  and any  right of conversion or redemption.

7.6         If BDC has possession of the Hypothecated Property, it shall have no obligation to maintain the use for which the  Hypothecated  Property is normally  intended nor to make it productive  nor to continue its use or operation.  However,  BDC may,  without being bound to do so,
            sell  the   Hypothecated   Property  in  its  possession  where  the
            Hypothecated Property is likely to perish, depreciate or decrease in value.

7.7         The Debtor constitutes and appoints BDC as its irrevocable attorney, with full power of substitution,  in order to do any act and to sign any  document  necessary  or useful to the  exercise  of the  rights conferred on BDC hereunder.

7.8         The rights conferred on BDC under this Article 7 may be exercised by
            BDC  irrespective  of  whether  the  Debtor is or is not in  default hereunder.

8.          DEFAULTS AND RECOURSES
            ----------------------
8.1         The  Debtor  shall  be in  default  in  each  and  every  one of the following events:

                                      -8-

            8.1.1     If  any  or all of  the  obligations  secured  under  this
                      Agreement are not paid or performed when due;

            8.1.2     If  any  of  the  representations  made  in  Article  4 or warranty  made  herein  is  inaccurate  or  ceases  to  be accurate;

            8.1.3     If the Debtor does not  fulfill  any one of its  covenants hereunder;

            8.1.4     If the Debtor is in default under the Loan;

            8.1.5     If the Debtor is in default  under any other  contract  or agreement  between it and BDC or under any other  hypothec or security affecting the Hypothecated Property;

            8.1.6     If the  Debtor  ceases to carry on its  business,  becomes insolvent or bankrupt; or

            8.1.7     If any or all of the Hypothecated Property is seized or is subject  to  a  taking  of  possession  by a  creditor,  a receiver or any other person performing similar functions.

            8.1.8     An order of execution  against the Debtor's  assets or any part thereof remains  unsatisfied for a period of ten (10)
                      days.

            8.1.9     The   Lessor   under  any  lease  to  the  Debtor  of  any
                      immovable/real or  moveable/personal  property,  taken any
                      steps  to  or  threatens  to  terminate  such  lease,   or
                      otherwise exercise any of its remedies under such lease as a results of any default thereunder by the Debtor.

            8.1.10    The  Debtor  causes or allows  hazardous  materials  to be brought  upon any land or premises  occupied by the Debtor or incorporated into any of its assets without BDC's prior consent,  or if the  Debtor  causes,  permits  or fails to remedy any environmental  contamination  upon, in or under any of its lands or  assets,  or fails to comply  with any abatement  or  remediation  order  given by a  responsible authority.

            8.1.11    Default  under  any  operating  permit,  lease  of land or personal  property  or in arrears of payment to any taxing authority.

8.2         Upon the Debtor's  default,  BDC may terminate any obligation it may have had to grant credit or make  advances to the Debtor and declare exigible all  obligations  of the Debtor which are not yet due. Upon such default,  BDC may also  exercise all recourses  available to it under  applicable  law and may realize on its  Hypothec and security interest, including enforcing the hypothecary rights provided in the
            Civil Code of Quebec.

8.3         In order to realize on its Hypothec and security  interest,  BDC may use the premises where the Hypothecated  Property and other property of the Debtor are  situated at the expense of the Debtor.  Where the

                                      -9-

            Hypothecated Property includes debts, BDC may compromise or transact with  the  debtors  of  these  debts  and  may  grant  releases  and discharges  in  respect  of same.  Where the  Hypothecated  Property includes  inventory,  BDC  may  complete  the  manufacture  of  such inventory and do all things necessary or useful to its sale.

9.          GENERAL PROVISIONS
            ------------------

9.1         The Hypothec and security interest created hereby are in addition to and not in  substitution  for any other hypothec or security held by
            BDC.

9.2         This  Hypothec and security  interest  are  continuing  security and shall  subsist  notwithstanding  the payment  from time to time,  in whole or in part, of any of the obligations  secured hereunder.  The
            Debtor shall not,  without BDC's written  consent,  subrogate  third parties in the Hypothec or BDC's rights hereunder.

9.3         In each case  provided in Section 8.1 of Article 8, the Debtor shall be in default by the mere lapse of time,  without the  necessity  of any notice or demand.

9.4         Where this  Hypothec and security  interest are granted by more than one person,  each such person shall be jointly and severally  liable to BDC for the performance of all obligations provided herein.

9.5         Any sum  collected  by BDC in the exercise of its rights may be held by BDC, as Hypothecated  Property,  or may be applied to the payment of the obligations  secured  hereunder,  whether or not yet due. BDC shall  have  discretion  as to how any such  collected  sum shall be applied.

9.6         The exercise by BDC of any of its rights shall not preclude BDC from exercising any other right; all the rights of BDC are cumulative and not  alternative.  The failure of or  forbearance by BDC to exercise any of its rights resulting from this Agreement shall not constitute a renunciation to the later exercise of such right. BDC may exercise its rights  resulting from this Agreement  without being required to exercise  any right  against the Debtor or against any other  person liable for the payment of the  obligations  secured  hereunder or to realize  on  any  other  security  held  for  the  payment  of  such obligations.  No  action  or  omission  on the  part  of  BDC  shall constitute  or imply a  renunciation  of its  rights to  decide  the
            Debtor is in default or to avail  itself of its rights  pursuant  to such default,  unless BDC  explicitly  declares other wise after the default has occurred.

9.7         BDC  shall  only be  required  to  exercise  reasonable  care in the exercise of its rights and the performance of its  obligations  and, in any  event,  shall only be liable  for its  intentional  fault or gross negligence.

9.8         BDC may delegate to another person the exercise of its rights or the performance of its  obligations  resulting from this  Agreement.  In such a case, BDC may provide that person with any information it may have concerning the Debtor or the Hypothecated Property.

                                      -10-

9.9         The rights of BDC  hereunder  shall  benefit any  successor  of BDC, including any person resulting from the amalgamation of BDC with any other person.

9.10        Any  notice  to the  Debtor  may be given at the  address  indicated
            hereinbefore  or any other  address  communicated  in writing by the
            Debtor to BDC.

9.11        This Agreement shall be governed and interpreted by the law in force in the Province of Quebec.

9.12        The parties  hereto have  expressly  required that this Agreement be drafted in English. Les parties aux presentes ont expressement exige que la presente entente soit redigee en anglais.

[Remainder of this page intentionally left blank. The next page is the signature page.]

SIGNATURES
----------

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by a duly  authorised  officer  all as of the date  first  written above.

(BDC)                                     BUSINESS DEVELOPMENT BANK OF CANADA

                                          Per: /s/ Nick Photiades
                                               -----------------------------
                                               Name:  Nick Photiades
                                               Title: Director

(Debtor)                                  BIO SYNTECH CANADA INC.

                                          Per: /s/ Amine Selmani
                                               ------------------------------
                                               Name:  Amine Selmani
                                               Title: President

                                  SCHEDULE 1.1

                           COPY OF THE LOAN AGREEMENT

                             [See attached Document]

                                      -2-

                                  SCHEDULE 2.1

                                LIST OF EQUIPMENT

                                      -3-

                                  SCHEDULE 4.2

                           OTHER RIGHTS AND SECURITIES

                                      -4-

                                  SCHEDULE 4.3

               PROPERTY LOCATED OUTSIDE OF THE PROVINCE OF QUEBEC

                                      -5-

                                  SCHEDULE 4.4

                           REGISTERED OFFICE OF DEBTOR

475 Armand-Frappier Boulevard
Laval, Quebec
H7V 4B3